UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On April 15, 2016, Equinox Frontier Long/Short Commodity Fund (the “Fund”), which previously obtained exposure to the Multi-Strategy Program of Emil van Essen LLC through its investment in Frontier Trading Company VII, LLC (“the Trading Company”), exchanged its interests in the Trading Company for interests of equivalent value in Galaxy Plus Fund – Emil van Essen STP Master Fund (516) LLC (“Master Fund”). The Fund will now obtain exposure to the Multi-Strategy Program through this investment in the Master Fund, which is advised by Emil van Essen LLC. The Master Fund is a commodity pool available to the Fund and other investors through the GalaxyPlus Managed Account Platform, which is an unaffiliated, third-party managed account platform sponsored and operated by Gemini Alternative Funds, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

	By:	/s/ Robert J. Enck
Date: April 20, 2016		Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds (Registrant)

Date: April 20, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds

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